SECOND AMENDMENT TO CREDIT AGREEMENT SECOND AMENDMENT, dated as of December 4, 2025 (this “Amendment”), to the Credit Agreement referenced below, by and among Sabra Health Care Limited Partnership, a Delaware limited partnership and Sabra Canadian Holdings, LLC, a Delaware limited liability company (the “Borrowers”), the Lenders party hereto, the L/C Issuers, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such term in the Credit Agreement (defined below). WHEREAS, the Borrowers, Sabra Health Care REIT, Inc., a Maryland corporation as a guarantor, the Subsidiary Guarantors from time to time party thereto as guarantors, the Lenders from time to time party thereto, the Administrative Agent, and Bank of America, N.A., Citizens Bank, National Association, Crédit Agricole Corporate and Investment Bank and Wells Fargo Bank, N.A., as L/C Issuers are party to that certain the Sixth Amended and Restated Credit Agreement, dated as of January 4, 2023, (as heretofore amended, modified, extended, restated, replaced, or supplemented, the “Credit Agreement”); and WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to the Credit Agreement. Subject to all of the terms and conditions of set forth in this Amendment: 1.1 Amendment to Definition of Alternative Currency Daily Rate. The definition of “Alternative Currency Daily Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Alternative Currency Daily Rate” means, for any day, with respect to any Credit Extension made pursuant to this Agreement: (a) denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof; (b) denominated in Swiss Francs, the rate per annum equal to SARON determined pursuant to the definition thereof; (c) denominated in Canadian Dollars, the rate per annum equal to Daily Simple CORRA; and (d) denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a daily rate), the daily rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06(a) plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.06(a); provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of the Loan Documents. Any change in an Alternative US 176021533

2 Currency Daily Rate shall be effective from and including the date of such change without further notice. 1.2 Amendment to Definition of Alternative Currency Term Rate. Clause (b) of the definition of “Alternative Currency Term Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: (b) denominated in Canadian Dollars, the rate per annum equal to the forward-looking term rate based on the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “Term CORRA Rate”) that is two Business Days prior to the Rate Determination Date with a term equivalent to such Interest Period; 1.3 Amendment to Definition of Daily Simple SOFR. The definition of “Daily Simple SOFR” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Daily Simple SOFR” means the rate per annum equal to SOFR determined for any day pursuant to the definition thereof. Any change in Daily Simple SOFR shall be effective from and including the date of such change without further notice. If the rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of the Loan Documents. 1.4 Amendment to Definition of Term SOFR. The definition of “Term SOFR” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; provided, that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of the Loan Documents.

3 1.5 Deleted Definitions. Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the definitions of “CDOR”, “CORRA Adjustment”, “SOFR Adjustment” and “SONIA Adjustment”. SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date on which the Administrative Agent has received, in such number as reasonably requested by the Administrative Agent and each of which shall be originals or electronic copies (followed promptly by originals), counterparts of this Amendment duly executed by each of the Borrowers, the Administrative Agent, each of the Lenders, and each of the L/C Issuers. SECTION 3. Representations and Warranties. Each Borrower reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects (or, in the case of the representations and warranties in Sections 5.14(b) and 5.16(a) of the Credit Agreement and any representation and warranty that is qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof and at the Effective Time, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects (or, in the case of the representations and warranties in Sections 5.14(b) and 5.16(a) of the Credit Agreement and any representation and warranty that is qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement. Each Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that: (a) it has all requisite power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”); (b) the execution, delivery and performance by it of this Amendment, and the performance of the Amended Credit Agreement by each Credit Party party thereto, have been duly authorized by all necessary corporate or other organizational action; (c) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrowers of this Amendment or the performance by, or enforcement against, any Credit Party of the Amended Credit Agreement; (d) this Amendment has been duly executed and delivered by it, and this Amendment constitutes its legal, valid and binding obligation, and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Credit Party party thereto, in each case, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and equitable principles relating to enforceability; (e) no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment or the Amended Credit Agreement; and (f) neither the execution and delivery of this Amendment nor the performance of this Amendment or the Amended Credit Agreement will (i) contravene the terms of any Credit Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the

4 creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which any Credit Party is party or affecting any Credit Party or the properties of any Credit Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Credit Party or its property is subject; or (iii) violate any Law; except in each case referred to in clause (ii) or (iii), as contemplated hereunder or to the extent such conflict, breach, contravention or violation, or creation of any such Lien or required payment could not reasonably be expected to have a Material Adverse Effect. SECTION 4. Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees, charges and disbursements of Arnold & Porter Kaye Scholer LLP, counsel to the Administrative Agent. SECTION 5. Ratification. (a) Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Borrowers. (b) This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, the Amended Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby. SECTION 6. Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto. SECTION 7. References. The Borrowers acknowledge and agree that this Amendment constitutes a Loan Document. Each reference in the Amended Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Amended Credit Agreement may in the future be amended, restated, supplemented or modified from time to time. SECTION 8. Execution. This Amendment is a Communication. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the provisions of Section 10.20 of the Credit Agreement are incorporated herein as if set forth in full herein, mutatis mutandis. SECTION 9. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5 SECTION 10. Severability. If any provision of this Amendment shall be held to be illegal, invalid or unenforceable the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 11. Governing Law. THIS AMENDMENT, AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 12. Headings. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment. [Signature pages immediately follow.]

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] IN WITNESS WHEREOF, the Borrowers, the Administrative Agent and each of the undersigned Lenders have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. BORROWERS: SABRA HEALTH CARE LIMITED PARTNERSHIP, a Delaware limited partnership By: Sabra Health Care REIT, Inc., a Maryland corporation, its general partner By: /s/ Michael Costa Name: Michael Costa Title: Chief Financial Officer SABRA CANADIAN HOLDINGS, LLC, a Delaware limited liability company By: /s/ Michael Costa Name: Michael Costa Title: Chief Financial Officer

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Kyle D Harding Name: Kyle D Harding Title: Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] LENDERS: BANK OF AMERICA, N.A., as a Lender and an L/C Issuer By: /s/ Darren Merten Name: Darren Merten Title: Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer By: /s/ Kerri Colwell Name: Kerri Colwell Title: Senior Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender and an L/C Issuer By: /s/ Jill Wong Name: Jill Wong Title: Director By: /s/ Gordon Yip Name: Gordon Yip Title: Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer By: /s/ Darin Mullis Name: Darin Mullis Title: Managing Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] THE BANK OF NOVA SCOTIA, as a Lender By: /s/ Robb Gass Name: Robb Gass Title: Managing Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Kourosh Kamy Name: Kourosh Kamy Title: Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Jason Baeten Name: Jason Baeten Title: Executive Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Eric Hafertepen Name: Eric Hafertepen Title: Senior Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] MIZUHO BANK, LTD., as a Lender By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Managing Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] TRUIST BANK, as a Lender By: /s/ Alexandra Korchmar Name: Alexandra Korchmar Title: Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] CITIBANK, N.A., as a Lender By: /s/ Saad Zaman Name: Saad Zaman Title: Authorized Signatory

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] REGIONS BANK as a Lender By: /s/ William Chalmers Name: William Chalmers Title: Senior Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] ROYAL BANK OF CANADA, as a Lender By: /s/ William Behuniak Name: William Behuniak Title: Authorized Signatory

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] MORGAN STANLEY BANK, N.A., as a Lender By: /s/ Gretell Merlo Name: Gretell Merlo Title: Authorized Signatory

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] BMO BANK N.A., as a Lender By: /s/ Rebecca Liu Chabanon Name: Rebecca Liu Chabanon Title: Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Michael Kinnick Name: Michael Kinnick Title: Managing Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] BARCLAYS BANK PLC, as a Lender By: /s/ Koruthu Mathew Name: Koruthu Mathew Title: Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] RAYMOND JAMES BANK, as a Lender By: /s/ Alexander Sierra Name: Alexander Sierra Title: Senior Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] THE NORTHERN TRUST COMPANY, as a Lender By: /s/ Timothy S McDonald Name: Timothy S McDonald Title: SVP

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] WOODFOREST NATIONAL BANK, as a Lender By: /s/ Audrey Winkle Name: Audrey Winkle Title: Senior Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] BOKF, NA DBA BOK FINANCIAL, as a Lender By: /s/ Clint Johnson Name: Clint Johnson Title: Senior Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement] AMERICAN SAVINGS BANK FSB, as a Lender By: /s/ Corey Gima Name: Corey Gima Title: Vice President